Main Thematic Innovation ETF

TMAT

a Series of Northern Lights Fund Trust IV

Supplement dated December 3, 2021

to the Prospectus and Statement of Additional Information (“SAI”)

dated September 28, 2021

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The following is added as the second sentence to the sixth paragraph on page 12 of the Prospectus:

Under normal circumstances, no more than 10% of the Fund’s assets may be invested in cryptocurrencies or cryptocurrency related securities. Furthermore, when such securities make up 5% or more of the Fund’s assets, the Fund will not engage in cryptocurrency or cryptocurrency related security transactions that increase the percentage of the Fund’s assets invested in such securities.

The following is added as the last paragraph on page 17 of the SAI:

Cryptocurrency

The Fund may invest directly or indirectly in investments with exposure to cryptocurrency. Cryptocurrencies operate without central authority or banks and are not backed by any government. Cryptocurrencies may experience very high volatility and related investment vehicles may be affected by such volatility. Cryptocurrency is not legal tender. Federal, state or foreign governments may restrict the use and exchange of cryptocurrency, and regulation in the U.S. is still developing. Cryptocurrency exchanges from time to time have stopped operating and have permanently shut down due to fraud, technical glitches, hackers or malware. Cryptocurrency exchanges are new, largely unregulated, and may be more exposed to fraud.

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You should read this Supplement in conjunction with the Fund’s Prospectus and SAI, each dated September 28, 2021, that provide information that you should know about the Fund before investing. The Fund’s Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of these documents may be obtained without charge by visiting www.mainmgtetfs.com or by calling toll-free 1-866-ETF-XPRT (1-866-383-9778).